PROSPECTUS SUPPLEMENT
                             DATED SEPTEMBER 6, 2002

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2002
                       AND SUPPLEMENT DATED JUNE 24, 2002
                              THE CONSECO ADVANTAGE
                AN INDIVIDUAL FIXED AND VARIABLE ANNUITY CONTRACT

                                    ISSUED BY
                       CONSECO VARIABLE ANNUITY ACCOUNT F
                                       And
                       CONSECO VARIABLE INSURANCE COMPANY

     The purpose of this supplement is to remove any restrictions on the transfer of your money from the fixed account and/or the interest adjustment account (referred to as the market value adjustment account in your contract) to the investment portfolios for the Advantage Fixed and Variable Annuity.

     As of the date of this supplement through October 31, 2002, you may transfer up to 100% of the value of your contract from the fixed account and/or the interest adjustment account to the investment portfolios. You will not be charged a transfer fee for any of the transfers you make during this period. During this period, there will be no limitations or restrictions on your ability to transfer money from the fixed account and/or the interest adjustment account to the investment portfolios. However, an adjustment will be made to the amount transferred out of the interest adjustment account if the transfer occurs before the end of a guarantee period.

PLEASE USE THIS SUPPLEMENT WITH YOUR CONSECO ADVANTAGE PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP THEM TOGETHER FOR FUTURE REFERENCE.

                                                                  CV-SUPP-F-9.02